                          SCHEDULE  14-A  INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary  Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                               SGV BANCORP, INC.
                               -----------------
               (Name of Registrant as Specified In Its Charter)

                William E. Donnelly, Muldoon, Murphy & Faucette
                -----------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      1)    Title of each class of securities to which transaction applies:
            ....................................................................
      2)    Aggregate number of securities to which transaction applies:
            ....................................................................
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            ....................................................................
      4)    Proposed maximum aggregate value of transaction:
            ....................................................................

      5)    Total fee paid:

            ....................................................................

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
            ............................................
      2)    Form, Schedule or Registration Statement No.:
            ............................................
      3)    Filing Party:
            ............................................
      4)    Date Filed:
            ............................................

                                 SGV BANCORP, INC.
                            225 NORTH BARRANCA STREET
                          WEST COVINA, CALIFORNIA 91791
                                  (818) 859-4200

                                                                October 16, 1996


Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders (the "Annual Meeting") of SGV Bancorp, Inc. (the "Company"), the holding company for First Federal Savings and Loan Association of San Gabriel Valley (the "Association"), which will be held on November 21, 1996, at 2:00 p.m., Pacific Time, at the South Hills Country Club, 2655 S. Citrus Street, West Covina, California.

         The attached Notice of the Annual Meeting and the Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of the Company, as well as a representative of Deloitte & Touche LLP, the Company's independent auditors, will be present at the annual meeting to respond to any questions that stockholders may have regarding the business to be transacted.

         The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends that you vote "FOR" each matter to be considered.

         YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS. WHETHER OR NOT YOU EXPECT TO ATTEND, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE REPRESENTED.

         On behalf of the Board of Directors and all of the employees of the Company and the Association, I thank you for your continued interest and support.

                                           Sincerely yours,


                                           /s/ Barrett G. Andersen

                                           Barrett G. Andersen
                                           President and Chief Executive Officer

                                 SGV BANCORP, INC.
                             225 NORTH BARRANCA STREET
                           WEST COVINA, CALIFORNIA 91791
                                  (818) 859-4200
                         ----------------------------------

                      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON NOVEMBER 21, 1996
                         ----------------------------------

         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of SGV Bancorp, Inc. (the "Company") will be held on November 21, 1996, at 2:00 p.m., Pacific Time, at the South Hills Country Club, 2655 S. Citrus Street, West Covina, California.

         The purpose of the Annual Meeting is to consider and vote upon the following matters:

         1.       The election of two directors to a three-year term of office;
         2. The ratification of the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending June 30, 1997; and
         3. Such other matters as may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

         The Board of Directors has established September 30, 1996, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at SGV Bancorp, Inc., 225 North Barranca Street, West Covina, California 91791, for a period of ten days prior to the Annual Meeting and will also be available at the meeting itself.


                                              By Order of the Board of Directors


                                              /s/ Edie J. Beachboard

                                              Edie J. Beachboard
                                              Corporate Secretary


West Covina, California
October 16, 1996

                               SGV BANCORP, INC.
                            -----------------------

                                PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS
                               NOVEMBER 21, 1996
                            -----------------------

SOLICITATION AND VOTING OF PROXIES

         This proxy statement is being furnished to stockholders of SGV Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors ("Board of Directors" or "Board") of proxies to be used at the Annual Meeting of stockholders (the "Annual Meeting"), to be held on November 21, 1996, at 2:00 p.m., Pacific Time, at the South Hills Country Club, 2655 S. Citrus Street, West Covina, California and at any adjournments thereof. The 1996 Annual Report to Stockholders, including consolidated financial statements for the fiscal year ended June 30, 1996, and a proxy card, accompanies this proxy statement, which is first being mailed to record holders on or about October 16, 1996.

         The Company was formed and became a savings and loan holding company as part of the mutual to stock conversion (the "Conversion") of First Federal Savings and Loan Association of San Gabriel Valley (the "Association"), which was completed on June 28, 1995.

         Regardless of the number of shares of common stock owned, it is important that record holders of a majority of the outstanding shares of common stock be represented by proxy or in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT AND "FOR" THE RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 1997.

         Other than the matters set forth on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

         A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU

WILL NEED APPROPRIATE DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

         The cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Company. In addition to the solicitation of proxies by mail, Kissel-Blake, Inc. will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $2,500, plus out-of-pocket expenses. Proxies may also be solicited personally or by mail or telephone by directors, officers and other employees of the Company and the Association without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES

         The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

         The close of business on September 30, 1996, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 2,591,276 shares.

         In accordance with the provisions of the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

         The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after giving effect to the Limit described above, if applicable) is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under Delaware law and the Company's bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         As to the approval of Deloitte & Touche LLP as independent auditors of the Company and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on the item. Under the Company's bylaws, unless otherwise required by law, all such matters shall be determined by a majority of the votes cast, without regard to either broker non-votes, or proxies marked "ABSTAIN" as to that matter.

         Proxies solicited hereby will be returned to the Company's transfer agent, and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employed by, or a director of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company for safekeeping.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth information as to those persons believed by the Company to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date as disclosed in certain reports regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of the Record Date.
                                                        AMOUNT AND
                                                        NATURE OF
                       NAME AND ADDRESS                 BENEFICIAL    PERCENT OF
TITLE OF CLASS         OF BENEFICIAL OWNER              OWNERSHIP       CLASS
---------------  ----------------------------------     ----------    ----------

Common Stock     First Federal Savings and Loan         190,936(1)        7.4%
                 Association of San Gabriel Valley
                 Employee Stock Ownership Plan
                 and Trust ("ESOP")
                 225 North Barranca Street
                 West Covina, California 91791

Common Stock     Wellington Management Company          307,000(2)       11.8%
                 75 State Street
                 Boston, Massachusetts  02109

----------------------------------
(1) Shares of Common Stock were acquired by the ESOP in the Conversion. The ESOP Committee of the Board of Directors administers the ESOP. The ESOP Trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. As of the record date, 13,638 shares have been allocated to participant's accounts. Under the ESOP, unallocated shares will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").
(2) As disclosed in a Schedule 13G, Amendment No. 1, filed on March 11, 1996, in its capacity as investment advisor Wellington Management Company may be deemed the beneficial owner of 307,000 shares of Common Stock. Such amount includes 257,000 shares owned by First Financial Fund, Inc., as reported in a Schedule 13G filed on February 15, 1996.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's Officers, as defined in regulations promulgated by the SEC thereunder, and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the past fiscal year all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with except that one transaction by Jeffrey Foreman, Vice President - Director of Internal Audit, was not reported on a timely basis on a Form 4. The transaction was subsequently reported.

                        PROPOSALS TO BE VOTED ON AT THE MEETING

                           PROPOSAL 1.  ELECTION OF DIRECTORS

          The Board of Directors of the Company currently consists of six (6) directors and is divided into three classes. Each of the six members of the Board of Directors of the Company also presently serves as a director of the Association. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

         The two nominees  proposed for election at this Annual Meeting are John
D. Randall and Thomas A. Patronite. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any person and the Company.

         In the event that any such nominee is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. UNLESS AUTHORITY TO VOTE FOR THE NOMINEES IF WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

INFORMATION WITH RESPECT TO NOMINEES, CONTINUING DIRECTORS AND EXECUTIVE
OFFICERS

         The following table sets forth, as of the Record Date, the names of the nominees, continuing directors and "named executive officers" of the Company as defined below, their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each became a director of the Association, and the year in which their terms (or in the case of the nominees, proposed terms) as director of the Company expire. The table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each director and named executive officer and all directors and executive officers as a group as of the Record Date.

                                                                                   SHARES OF
          NAME AND PRINCIPAL                                   EXPIRATION         COMMON STOCK
        OCCUPATION AT PRESENT                     DIRECTOR     OF TERM AS         BENEFICIALLY              PERCENT OF
       AND FOR PAST FIVE YEARS            AGE     SINCE(1)      DIRECTOR            OWNED(2)                  CLASS
--------------------------------------   ------   ---------   ------------   ----------------------    --------------------

NOMINEES

John D. Randall                            65       1991          1999            10,524(3)(4)                      *%
   Educational consultant;
   Retired President of Mt. San
   Antonio College.

Thomas A. Patronite                        58       1993          1999            16,774(3)(4)                       *
   President and part owner of
   Azusa Engineering, Inc., a
   manufacturing and parts
   distribution firm.

CONTINUING DIRECTORS

Irven G. Reynolds                          70       1976          1998            32,024(3)(4)                     1.2
   Owner of Reynolds Buick/
   GMC Trucks; Chairman of
   the Board of the Association
   1992-1994; Director of First
   Covina.

Benjamin S. Wong                           45       1991          1998            23,024(3)(4)                       *
   President of Great Wall
   Restaurant, Inc. and General
   Manager of Great Wall Restaurant,
   a family owned restaurant.

Barrett G. Andersen                        48       1983          1997            52,675(3)(4)                     2.0
   President and Chief Executive
   Officer of the Company and the
   Association; Director, President
   and Chief Executive Officer of
   First Covina.

Royce A. Stutzman                          58       1991          1997            9,274(3)(4)                        *
   CPA and Managing Partner and
   Chairman of Vicenti,  Lloyd &
   Stutzman, business consultants
   and certified public accounts;
   Chairman of the Board of the
   Association since October 1994.


                                                                                   SHARES OF
          NAME AND PRINCIPAL                                   EXPIRATION         COMMON STOCK
        OCCUPATION AT PRESENT                     DIRECTOR     OF TERM AS         BENEFICIALLY              PERCENT OF
       AND FOR PAST FIVE YEARS            AGE     SINCE(1)      DIRECTOR            OWNED(2)                  CLASS
--------------------------------------   ------   ---------   ------------   ----------------------    --------------------

NAMED EXECUTIVE OFFICERS
WHO ARE NOT DIRECTORS

Ronald A. Ott                              40        --            --             20,396(3)(4)                       *
   Executive Vice President,
   Chief Financial Officer and
   Treasurer of the Company;
   Executive Vice President of
   the Association since February
   1995 and  Senior Vice President
   and Treasurer  of the Association
   since 1991.

Stock Ownership of all                     --        --            --              207,140(5)                     8.0%
   Directors and Executive Officers
   as a Group (13 persons)


---------------------
*    Represents less than 1.0% of the Company's voting securities.
(1)  Includes years of service as a director of the Association.
(2)  Each  person  effectively  exercises  sole (or shares  with spouse or other immediate family member) voting or dispositive  power as to shares reported herein (except as noted).
(3)  Includes  3,023  shares  awarded to each  outside  director  and 16,802 and
     12,220 shares, awarded to Messrs. Andersen and Ott, respectively, under the
     First  Federal  Savings and Loan  Association  of San  Gabriel  Valley 1995
     Master Stock  Compensation Plan ("Stock  Compensation  Plan").  Such awards commence  vesting  at a rate of 20% per  year on  January  17,  1997.  Each participant presently has voting power as to the shares awarded.
(4)  Does not include 10,910 options granted to each outside director and 54,553 and 38,187 options granted to Messrs. Andersen and Ott, respectively, under the SGV Bancorp,  Inc. 1995 Master Stock Option Plan ("Stock  Option Plan")
     which become  exercisable at a rate of 20% per year commencing  January 17,
     1997.
(5)  Includes a total of 76,213 shares awarded under the Stock Compensation Plan as to which  voting may be  directed.  Excludes  a total of 240,030  shares subject to options granted under the Stock Option Plan.


MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors conducts its business through meetings of the Board of Directors and through activities of its committees. The Board of Directors meets monthly and may have additional meetings as needed. During fiscal 1996, the Board of Directors of the Company, held 12 meetings. All of the directors of the Company attended at least 75% of the total number of the Company's Board meetings held and committee meetings on which such directors served during fiscal 1996.

         The Boards of Directors of the Company and the Association maintain committees, the nature and composition of which are described below:



                                         8




         AUDIT COMMITTEE. The Audit Committee of the Company consists of Messrs.
Randall, Stutzman and Wong, all of whom are outside directors. This committee meets on an quarterly basis. The primary purpose of this committee is to provide reasonable assurance that financial disclosures made by management accurately portray the financial condition and results of operation. The committee also maintains a liaison with the outside auditors and reviews the adequacy of internal controls. The Audit Committee of the Association met five times in fiscal 1996.

         NOMINATING  COMMITTEE.  The Company's  Nominating Committee consists of
Messrs. Stutzman, Reynolds, Wong and Andersen. The committee considers and recommends the nominees for director to stand for election at the Company's annual meeting of stockholders. The Company's Certificate of Incorporation and Bylaws also provide for stockholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The stockholder's notice of nomination must contain all information relating to the nominees which is required to be disclosed by the Company's bylaws and by the Exchange Act. The Nominating Committee met on August 19, 1996.

         COMPENSATION/BENEFITS  COMMITTEE.  The Company's  Compensation/Benefits
Committee consists of Messrs. Reynolds, Randall and Patronite. This committee meets to establish compensation for the Chief Executive Officer, approves the compensation of senior officers and various compensation and benefits to be paid to employees and to review the incentive compensation programs when necessary.
The  Compensation/Benefits  Committee  met  three  times  in  fiscal  1996.  The
Association also has an Employee Compensation and Benefits Committee, consisting of Messrs. Reynolds, Randall, Andersen and Ms. Beachboard, a non-voting member, which met seven times during fiscal 1996.

DIRECTORS' COMPENSATION

         FEE  ARRANGEMENTS.   Currently,   all  nonemployee   directors  of  the
Association  receive a retainer  of $1,600 per month and,  as of August 1, 1995, all nonemployee  directors of the Company received a retainer of $375 per month.
No committee  meeting fees are paid.  Directors of First Covina do not receive a fee for service on its Board of Directors.

         STOCK OPTION PLAN. Under the Stock Option Plan, each outside director was granted non-statutory options to purchase 10,910 shares of Common Stock at an exercise price of $9.63 per share, which was the fair market value of the shares on the date of grant (January 17, 1996). Options become exercisable in five (5) equal annual installments of 20% commencing one year from the date of grant.

         STOCK COMPENSATION PLAN. Under the Stock Compensation Plan each outside director was awarded 3,023 shares of Common Stock. To the extent shares are available for grants under the Stock Compensation Plan, each outside director who is elected subsequent to January 17, 1996 will be granted an award equal to 625 shares of Common Stock. Awards to directors vest in five (5) equal annual installments of 20% commencing one year from the date of grant.


                                       9




         1995  DIRECTORS'  DEFERRED FEE STOCK UNIT PLAN. The Association and the
Company  have  implemented  the 1995  Directors'  Deferred  Fee Stock  Unit Plan
("Deferred Fee Plan") for its directors. Under the Deferred Fee Plan, directors may elect to defer receipt of directors' fees earned by them until their service with the Board of Directors terminates. The directors' deferred fees are credited to the account of participating directors under the terms of the Deferred Fee Plan and are credited with earnings based on several investment choices, including Company stock. If a participant chooses to have deferred fees credited to a stock unit account with the Deferred Fee Plan, the participant will receive a benefit based on the earnings from and appreciation in the stock of the Company.

EXECUTIVE COMPENSATION

         THE  REPORT OF THE  COMPENSATION  COMMITTEE  AND THE STOCK  PERFORMANCE
GRAPH SHALL NOT BE DEEMED  INCORPORATED  BY REFERENCE  BY ANY GENERAL  STATEMENT
INCORPORATING  BY  REFERENCE  THIS PROXY  STATEMENT  INTO ANY  FILING  UNDER THE
SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR THE EXCHANGE ACT, EXCEPT TO THE
EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE,
AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

         COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION. Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's
Chief Executive Officer and other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and such executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation/Benefits
Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this Proxy Statement.

         GENERAL. The Company, is the parent company of the Association and does not pay any cash compensation to the executive officers of the Company. The
Board of  Directors  of the  Company  has  established  a  Compensation/Benefits
Committee consisting of Messrs. Reynolds, Randall and Patronite, all of whom are outside directors.

         A separate committee,  the Employee Compensation and Benefits Committee
of  the  Association,   was  responsible  for  establishing  the  calendar  1996
compensation  and benefits for  executive  officers of the  Association  and for reviewing  recommendations of management for compensation and benefits for other officers  and  employees  of the  Association.  The  Employee  Compensation  and
Benefits  Committee of the Association  consists of Messrs.  Reynolds,  Randall,
Andersen  and  Ms.  Beachboard,  who  is a  non-voting  member.  Mr.  Andersen's compensation and benefits were established by the Board of Directors, based upon recommendations  made by the  Committee.  Mr.  Andersen did not  participate  in establishing his compensation and benefits.

         COMPENSATION POLICIES. The Employee Compensation and Benefits Committee established the factors and criteria upon which the executive officer's compensation was based and how such compensation relates to the Association's performance, general compensation policies, competitive factors, and regulatory requirements. The Committee's compensation policies are designed to reward and provide incentive for executives based upon achievement of individual and Association goals.

                                         10





         For   purposes  of   determining   the   competitive   market  for  the
Association's  executives,  the Committee  reviewed the compensation paid to top
executives   of  thrifts  and  banks  with  total  assets  in  a  range  of  the
Association's  total asset size and performance  results  comparable to those of the  Association.  This  information  was  generally  derived from the following sources: (1) 1995 SNL Executive Compensation Review for Thrift Institutions; (2)
peer group data taken from the KPMG Peat Marwick 1995/1996  compensation  survey which covers California financial institutions; and (3) the California League of
Savings Institutions 1995 Salary Survey.

         Executive  officers'  compensation  consisted  of salary  and long term incentive  compensation  in the form of stock  options  and stock  awards.  Base salary  levels  are  within  a range  consistent  with  salaries  paid by  other institutions  that are  similar  in asset size and  geographical  markets to the
Association.   Each  executive's  base  salary  was  determined  based  upon  an
evaluation  of  the   individual's   performance   contribution.   Although  the
Committee's  policy in  regard to base  salary  is  subjective  and no  specific formula  is used,  the  Committee  considered  the  overall  performance  of the
Association.

         LONG TERM INCENTIVE COMPENSATION. The Company and the Association maintain the Stock Option Plan and the Stock Compensation Plan under which executive officers have received grants and awards. See "Salary Compensation
Table" and "Option Grants in Last Fiscal Year." The Committee believes that stock ownership is a significant incentive in building stockholders' wealth and aligning the interests of employees and stockholders. Stock options and and stock awards under such plans were allocated by the Committee based upon regulatory practices and policies, the practices of other recently converted financial institutions as verified by external surveys and based upon the executive officers' level of responsibility and contributions to the Company and the Association.

         COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. The CEO's base salary is currently $160,500 per annum. This amount is near the median for financial institutions of a similar size with similar characteristics. The CEO's base salary was increased from $150,000 to $160,500 on January 1, 1996 based on his performance in the previous 12-month period. The CEO did not receive a bonus. No specific formula was used nor did the Committee set specified salary levels based upon the achievement of particular quantifiable objectives or financial goals. Rather, the Committee considered the overall profitability of the Company and the contribution made to the Company by the CEO.

         The CEO has entered into employment agreements with the Company and the Association which specify his base salary and requires periodic review of such salary. In addition, the CEO and other executive officers have the option to participate in a Supplemental Executive Retirement Plan (SERP). The CEO and other executive officers also participate in other benefit plans available to all employees including the newly established Employee Stock Ownership Plan and the 401(k) Plan, which has been in place since September 1993. The CEO and other executive officers are also participants in the Stock Option Plan and Stock
Compensation Plan which are intended to align the interests and performance of executive officers with the long term interests of the Company's stockholders.
The CEO was awarded 54,533 options under the Stock

                                       11




Option Plan and 16,802 shares under the Stock Compensation Plan which will vest at a rate of 20% per year beginning on January 17, 1997, subject to, in the case of two thirds of the awards under the Stock Compensation Plan, the achievement of certain performance goals established by the Committee.

                        COMPENSATION/BENEFITS COMMITTEE
                               Irven G. Reynolds
                                John D. Randall
                               Thomas A. Patronite




                                       12




         STOCK PERFORMANCE GRAPH. The following graph shows a comparison of cumulative total shareholder return on the Company's Common Stock, based on the market price of the Common Stock with the cumulative total return of companies in the Nasdaq National Market and Nasdaq Bank Stocks for the period beginning on June 29, 1995 the day the Company's Common Stock began trading, through August
30, 1996.


                       COMPARISON OF CUMULATIVE TOTAL RETURNS

                                   SGV Bancorp, Inc.
                          June 29, 1995 - August 30, 1996

                       [Stock performance graph appears here]

                                    Summary


                          6/29/95   7/31/95   8/31/95   9/29/95   10/31/95   11/30/95   12/29/95
                          -------   -------   -------   -------   --------   --------   --------
SGV Bancorp, Inc.         100.000   100.000   115.385   116.923    113.846    116.923    122.308
Nasdaq Stock Market       100.000   108.154   110.346   112.883    112.237    114.872    114.263
Nasdaq Bank Stocks        100.000   105.218   110.866   113.427    115.278    121.191    123.807


                          1/31/96   2/29/96   3/29/96   4/30/96    5/31/96    6/28/96    7/31/96
                          -------   -------   -------   -------    -------    -------    -------
SGV Bancorp, Inc.         116.154   115.385   110.769   113.846    108.462    104.615    99.231
Nasdaq Stock Market       114.826   119.202   119.599   129.521    135.468    129.373    117.871
Nasdaq Bank Stocks        124.135   125.837   128.724   128.068    130.229    130.883    129.279


                          8/30/96
                          -------
SGV Bancorp, Inc.         110.769
Nasdaq Stock Market       124.445
Nasdaq Bank Stocks        138.363


Notes:
   A.  The lines represent monthly index levels derived from compounded daily returns that include all dividends.
   B.  The indexes are reweighted daily, using the market capitalization on the previous trading day.
   C.  If the monthly interval, based on the fiscal year-end is not a trading day, the preceding trading day is used.
   D.  The index level for all series was set to 100.000 on 6/29/95.


         SUMMARY COMPENSATION TABLE. The following table shows, for the years ended June 30, 1996, 1995 and 1994, the cash compensation paid by the Association, as well as certain other compensation paid or accrued for those years, to the chief executive officer and those executive officers of the Company and the Association who received an amount in salary and bonuses in excess of $100,000 in fiscal 1996 ("Named Executive Officers").


                                                                              LONG-TERM COMPENSATION
                                                                       ------------------------------------

                                      ANNUAL COMPENSATION(1)                    AWARDS             PAYOUTS
                              --------------------------------------   -------------------------  ---------

                                                          OTHER        RESTRICTED   SECURITIES
                                                          ANNUAL         STOCK      UNDERLYING      LTIP     ALL OTHER
   NAME AND PRINCIPAL                                  COMPENSATION      AWARDS    OPTIONS/SARS    PAYOUTS  COMPENSATION
       POSITIONS         YEAR SALARY($)(1)  BONUS($)      ($)(2)         ($)(3)       (#)(4)       ($)(5)      ($)(6)
   ------------------    ---- ------------  --------   ------------    ----------  ------------   --------    -------

Barrett G. Andersen      1996    $163,736  $     --         --          $161,803      54,553         --           $4,912
  President and Chief    1995     146,446        --         --              --          --           --            9,526
  Executive Officer      1994     125,908    13,796         --              --          --           --           14,459




Ronald A. Ott            1996    $125,582   $    --         --          $117,678      38,187         --           $3,767
  Executive Vice         1995     112,447        --         --              --          --           --            4,244
  President, Chief       1994      95,954     8,677         --              --          --           --           10,692
  Financial Officer
  and Treasurer


--------------------------------------
(1)       Under Annual Compensation, the column titled "Salary" includes amounts deferred pursuant to the  Association's  401(k) Plan pursuant to which officers may defer up to 15% of their  compensation  up to the maximum limits under the Internal Revenue Code.
(2)       There were no (a) perquisites over the lesser of $50,000 or 10% of the individual's  total  salary and bonus for the year;  (b)  payments  of above-market  preferential  earnings  on  deferred  compensation;  (c)
          payments of earnings with respect to long-term  incentive  plans prior to settlement or maturation;  (d) tax payment  reimbursements;  or (e)
          preferential discounts on stock.
(3)       Pursuant to the Stock Compensation Plan, Messrs. Andersen and Ott were awarded  16,802 and 12,220  shares of Common Stock,  respectively,  in fiscal 1996 which had a market  value at June 28, 1996 of $142,817 and
          $103,870.  The dollar  amounts  set forth in the table  represent  the market value of the shares  awarded on the date of grant.  A committee of  non-employee  directors  determines  the date on which  plan share awards vest,  provided that plan share awards  granted before June 28,
          1996 may not vest more rapidly then in equal  annual  installments  of
          20%. Notwithstanding the foregoing, after June 28, 1996, the committee may, in its discretion,  accelerate the vesting of any award under the
          Stock  Compensation  Plan.  Two-thirds of  the  plan  share  awards to
          Messrs.  Andersen  and Ott are subject to the  achievement  of certain performance  goals  established by the  committee,  in addition to the vesting requirement.
(4)       Includes  54,553 and  38,187  shares  subject  to  options  granted to
          Messrs.  Andersen and Ott, respectively,  under the Stock Option Plan.
          Options  granted will become  exercisable in equal  installments at an annual rate of 20% beginning January 17, 1997.
(5)       For 1996, 1995 and 1994, the  Association  had no long-term  incentive plans,  accordingly,  there  were  no  payouts  or  awards  under  any long-term incentive plan.
(6)       Consists of amounts  contributed  by the  Association on behalf of the named individuals pursuant to the Association's 401(k) Plan.

         EMPLOYMENT AGREEMENTS. The Association and the Company entered into employment agreements with Messrs. Andersen and Ott (individually, the "Executive"). These employment agreements are intended to ensure that the Association and the Company will be able to maintain a stable and competent management base. The continued success of the Association and the Company depends to a significant degree on the skills and competence of Messrs. Andersen and Ott.

         The employment agreements provide for a three-year term for both Messrs. Andersen and Ott. The employment agreements provide that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors may extend the agreement for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the Board of Directors after conducting a performance evaluation of the Executive. The agreements provide that the Executive's base salary will be reviewed annually. The current base salaries for Mr. Andersen and Mr. Ott are $160,500 and $121,980, respectively. In addition to the base salary, the agreements provide for, among other things, participation in stock benefits plans and other fringe benefits applicable to executive personnel. The agreements provide for termination by the Association or the Company for cause as defined in the agreements at any time. In the event the Association or the Company chooses to terminate the Executive's employment for reasons other than for cause or a change in control of the Association or the Company, or in the event of the Executive's resignation from the Association and the Company upon:
(i) failure to re-elect the Executive to his current offices; (ii) a material change in the Executive's functions, duties or responsibilities; (iii) a relocation of the Executive's principal place of employment by more than 50 miles; (iv) liquidation or dissolution of the Association or the Company; or (v) a breach of the agreement by the Association or the Company, the Executive or, in the event of death, his beneficiary would be entitled to receive an amount equal to the remaining base salary payments due to the Executive and the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Association or the Company during the remaining term of the agreement. The Association and the Company would also continue and pay for the Executive's life, health and disability coverage for the remaining term of the Agreement.

         Under the agreements, if voluntary or involuntary termination follows a change in control of the Association or the Company, the Executive or, in the event of death, his beneficiary, would be entitled to a severance payment equal to the greater of: (i) the payments due for the remaining terms of the agreement; or (ii) three times the Executive's average annual compensation for the five preceding taxable years. The Association and the Company would also continue the Executive's life, health, and disability coverage for thirty-six months. Notwithstanding that both agreements provide for a severance payment in the event of a change in control, the Executive would only be entitled to receive a severance payment under one agreement. Payments to the Executive under the Association's agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Association.

         Payments and benefits under the employment agreements together with payments from other benefit plans may constitute an excess parachute payment under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), resulting in the imposition of an excise tax on the recipient and denial of the deduction for such excess amounts to the Company and the Association. In the event of a change in control of the Association or Company, the total amount of payments due under the Agreements, based solely on cash compensation paid to Messrs. Andersen and Ott over the past five fiscal years and excluding any benefits under any employee benefit plan which may be payable, would be approximately $695,322.

         SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. The Association established in 1995 a non-qualified Supplemental Executive Retirement Plan ("SERP") to provide certain officers and highly compensated employees with additional retirement benefits. The benefits provided under the SERP will make up the benefits lost to the SERP participants due to application of limitations on compensation and maximum benefits applicable to the Association's tax qualified 401(k) Plan and the ESOP. Benefits will be provided under the SERP at the same time and in the same form as the benefits will be provided under the 401(k) Plan and the ESOP.

         The Association has established an irrevocable grantor's trust ("rabbi trust") in connection with the SERP. This trust is being funded with contributions from the Association for the purpose of providing the benefits promised under the terms of the SERP. The SERP participants have only the rights of unsecured creditors with respect to the trust's assets, and will not recognize income with respect to benefits provided by the SERP until such benefits are received by the participants. The assets of the rabbi trust are considered part of the general assets of the Association and are subject to the claims of the Association's creditors in the event of the Association's insolvency. Earnings on the trust's assets are taxable to the Association. The trustee of the trust may invest the trust's assets in the Company's stock.

         STOCK OPTION PLAN. The Company maintains the Stock Option Plan which provides discretionary awards to officers and key employees as determined by a committee of non-employee directors. The following table lists all grants of options under the Stock Option Plan to the Named Executive Officers for fiscal 1996 and contains certain information about potential value of those options based upon certain assumptions as to the appreciation of the Company's stock over the life of the option.

                          OPTION GRANTS IN LAST FISCAL YEAR


                                                                                             POTENTIAL REALIZABLE
                                                                                               VALUE AT ASSUMED
                                                                                                ANNUAL RATES OF
                                                                                                  STOCK PRICE
                                                                                               APPRECIATION FOR
                                   INDIVIDUAL GRANTS                                              OPTIONS(1)
----------------------------------------------------------------------------------------    -----------------------
                            NUMBER OF
                           SECURITIES          % OF TOTAL
                           UNDERLYING         OPTION/SARs     EXERCISE OR
                            OPTIONS            GRANTED TO      BASE PRICE
                          SARs GRANTED        EMPLOYEES IN        PER        EXPIRATION
         NAME            (#)(2)(3)(4)(5)      FISCAL YEAR        SHARE        DATE(6)           5%          10%
----------------------   ---------------     --------------   ------------  ------------    ----------   ----------

Barrett G. Andersen...         54,553              29.4%           $9.63      1/17/06         $330,968     $835,299
Ronald A. Ott.........         38,187              20.6             9.63      1/17/06          231,677      584,708


-----------------------------
(1)      The amounts  represent  certain assumed rates of  appreciation.  Actual gains, if any, on stock option  exercises and Common Stock holdings are dependent  on the future  performance  of the Common  Stock and overall stock market  conditions.  There can be no  assurance  that the amounts reflected in this table will be realized.
(2)      Options granted pursuant to the Stock Option Plan become exercisable in equal installments at an annual rate of 20% beginning January 17, 1997.
(3)      The purchase price may be paid in cash or in Common Stock.
(4)      Under  limited  circumstances,  such  as  death  or  disability  of  an employee,  the  employee  (or his  beneficiary)  may  request  that the
         Company, in exchange for the employee's  surrender of an option, pay to the  employee  (or  beneficiary),  the amount by which the fair  market value of the Common Stock  exceeds the exercise  price of the option on the date of the employee's termination of employment.  It is within the
         Company's discretion to accept or reject such a request.
(5)      To the extent possible, options will be treated as incentive options.
(6)      The option term is ten years.

         The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding options held by the Named Executive Officers as of June 30, 1996. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year end price of the Common Stock.



                          FISCAL YEAR-END OPTION/SAR VALUES

                                                                                        VALUE OF
                                        NUMBER OF SECURITIES                           UNEXERCISED
                                       UNDERLYING UNEXERCISED                          IN-THE-MONEY
                                           OPTIONS/SARs AT                            OPTION/SARs AT
                                         FISCAL YEAR END(#)                         FISCAL YEAR END($)
                                -------------------------------------   -------------------------------------------
            NAME                    EXERCISABLE/UNEXERCISABLE(1)               EXERCISABLE/UNEXERCISABLE(2)
-----------------------------   -------------------------------------   -------------------------------------------

Barrett G. Andersen..........                 0/54,553                                          $0/0

Ronald A. Ott................                 0/38,187                                           0/0


---------------------------
(1)      The  options in this table have an  exercise  price of $9.63 and become exercisable  at an annual rate of 20% beginning  January 17, 1997.  The options will expire ten (10) years from the date of grant.
(2)      Based on  market value of the underlying  stock at the fiscal year end, minus the exercise price. The market price on June 28, 1996 was $8.50


TRANSACTIONS WITH CERTAIN RELATED PERSONS

         It is the current policy of the Association not to make any loans to executive officers and directors. However, prior to the enactment of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 ("FIRREA"), the policy allowed loans to executive officers and directors on their principal residences. Except as discussed below, the Association's pre-FIRREA policy provided that all employee loans made by the Association, which included loans to its executive officers and directors, be made in the ordinary course of business and, except as noted below, on substantially the same terms, including collateral, as those prevailing at the time for comparable transactions with other persons and could not involve more than the normal risk of collectibility or present other unfavorable features. The only exceptions were that origination fees were waived and the interest rate margin was reduced to 0.5% over the index while the borrower was in the employ of the Association. As of June 30, 1996, there was one mortgage loan outstanding to a director or an executive officer made prior to FIRREA with an outstanding balance of $211,203. This loan was current at September 30, 1996. This loan was made by the Association in the ordinary course of business, with no favorable terms other than the waiver of origination fees and the interest rate margin of 0.5% over the index while employed by the Association and did not involve more than the normal risk of collectibility or present other unfavorable features.

                     PROPOSAL 2.  RATIFICATION OF APPOINTMENT
                              OF INDEPENDENT AUDITORS

         The Company's independent auditors for the fiscal year ended June 30, 1996 were Deloitte & Touche LLP. The Company's Board of Directors has reappointed Deloitte & Touche LLP to continue as independent auditors for the Association and the Company for the year ending June 30, 1997, subject to ratification of such appointment by the stockholders.

         Representatives of Deloitte & Touche LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

         UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD WILL BE VOTED "FOR" RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

                            ADDITIONAL INFORMATION

STOCKHOLDER PROPOSALS

         To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 1997 Annual Meeting of Stockholders, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the first page of this Proxy Statement not later than June 22, 1997. Any such proposal will be subject to 17 C.F.R. ss. 240.14a-8 of the Rules and Regulations under the Securities Exchange Act of 1934, as amended.

NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

         The bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an Annual Meeting. The stockholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting, provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by stockholders must include the stockholder's name and address, as they appear on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the Annual Meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominees must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

         The Board of Directors knows of no business which will be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

         Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting.

                                              By Order of the Board of Directors


                                              /s/ Edie J. Beachboard

                                              Edie J. Beachboard
                                              Corporate Secretary


West Covina, California
October 16, 1996


             YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.
               WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE
                  REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE
                      ACCOMPANYING PROXY CARD IN THE ENCLOSED
                                POSTAGE-PAID ENVELOPE.

                                REVOCABLE PROXY

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                              OF SGV BANCORP, INC.

                               SGV BANCORP, INC.

                         ANNUAL MEETING OF SHAREHOLDERS

                               NOVEMBER 21, 1996

                             2:00 P.M. PACIFIC TIME

     The undersigned hereby appoints the Board of Directors of SGV Bancorp, Inc. (the "Company") to act as proxy for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held on November 21, 1996, at 2:00 p.m. Pacific Time, at the South Hills Country Club, 2655 S. Citrus Street, West Covina, California, and at any and all adjournments thereof, as indicated on the reverse side of this proxy.

     THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE BOARD OF DIRECTORS IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.



           PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Please mark your votes as
indicated in this example.  X
                           ---


THE BOARD OF DIRECTORS  RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS PRESENTED.

                                                       VOTE
1.  The election of all nominees listed      FOR     WITHHELD
(except as marked to the contrary below).
                                            -----     ------


John D. Randall and Thomas A. Patronite



INSTRUCTION: To withhold your vote for any individual nominee, write that nominee's name on the line provided below.

----------------------------------------------


2.  The ratification of the appointment
of Deloitte & Touche LLP as independent
auditors of SGV Bancorp, Inc. for the
fiscal year ending June 30, 1997.            FOR      AGAINST    ABSTAIN

                                            -----     -------    -------



The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders and of a Proxy Statement dated October 16, 1996 and of the Annual Report to Shareholders.



Signature(s)                                                 Date
            --------------------------------------------          --------------
     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If shares are held jointly, each holder may sign but only one signature is required.